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                                  EXHIBIT 99.1






                                                VORNADO REALTY TRUST
                                                Park 80 West, Plaza II
                                                Saddle Brook, New Jersey 07663



FOR IMMEDIATE RELEASE - MAY 7, 1997

      SADDLE BROOK, NEW JERSEY.......VORNADO REALTY TRUST (NYSE:VNO)
announced today that it closed its previously announced acquisition of a mortgage note for $185 million. The mortgage note is secured by 90 Park Avenue, a midtown Manhattan office building containing approximately 875,000 square feet.
      Vornado Realty Trust is a fully-integrated equity real estate investment trust.



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